                                                      AUGUST 3, 1998  PROSPECTUS


J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND


                                                       -------------------------
                                                       Seeking high total return
                                                       by investing primarily in
                                                       fixed income securities.







This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                JP MORGAN

CONTENTS
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  2
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J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND

The fund's goal, investment approach, risks, expenses, and performance

Fund description . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Investor expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

  4
----

FIXED INCOME MANAGEMENT APPROACH


Who may want to invest.........................................................4
J.P. Morgan....................................................................4
Fixed income investment process. . . . . . . . . . . . . . . . . . . . . . . . 5

  6
----

Investing in the J.P. Morgan New York Total Return Bond Fund

YOUR INVESTMENT

Investing through a financial professional . . . . . . . . . . . . . . . . . . 6
Investing directly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Opening your account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Adding to your account . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Selling shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Account and transaction policies . . . . . . . . . . . . . . . . . . . . . . . 7
Dividends and distributions. . . . . . . . . . . . . . . . . . . . . . . . . . 8
Tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

  9
----

More about risk and the fund's business operations

FUND DETAILS


Master/feeder structure. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Management and administration. . . . . . . . . . . . . . . . . . . . . . . . . 9
Risk and reward elements . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


FOR MORE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  back cover

J.P. MORGAN NEW YORK
TOTAL RETURN BOND FUND             TICKER SYMBOL: PPNYX
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                                   REGISTRANT: J.P. MORGAN FUNDS
                                   (J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND)

[GRAPHIC]
GOAL

The fund's goal is to provide high after-tax total return for New York residents consistent with moderate risk of capital.

[GRAPHIC]
INVESTMENT APPROACH

The fund invests primarily in New York municipal securities whose income is free from federal, state, and New York City personal income taxes for New York residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities as low as B.


[GRAPHIC]
RISK/RETURN SUMMARY

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 5. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition. The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-12.




Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC. The value of the fund's shares will fluctuate over time. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $285 billion, including more than $8 billion using the same strategy as this fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.

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BEFORE YOU INVEST


Investors considering the fund should understand that:

-    There is no assurance that the fund will meet its investment goal.

- The fund invests a portion of assets in non-investment-grade bonds ("junk bonds"), which offer higher potential yields but have a higher risk of default and are more sensitive to market risk than investment-grade bonds.

-    The fund does not represent a complete investment program.


2  J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND

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PERFORMANCE (UNAUDITED)

The table and bar chart shown below indicate the risks of investing in J.P. Morgan New York Total Return Bond Fund.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years.(1)

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year since the fund's inception date.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURN (%)    Shows performance over time, for periods ended December 31, 1997
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                                                                        Past 1 yr.   Life of fund(2)
J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND (after expenses)                7.41           6.63
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LEHMAN BROTHERS NEW YORK 1-15 YEAR MUNICIPAL BOND INDEX (no expenses)       8.73           7.73
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LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX (no expenses)                7.97           7.29
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                                         [GRAPH]

YEAR-BY-YEAR TOTAL RETURN (%)         Shows changes in returns by calendar year(3)
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                                                             1995           1996           1997
J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND                 13.03           3.96           7.41

Lehman Brothers New York 1-15 Year Municipal Bond Index     14.69           4.93           8.73

Lehman Brothers 1-16 Year Municipal Bond Index                                             7.97

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.80% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.65% (for the quarter ended 3/31/96).


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INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


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ANNUAL FUND OPERATING EXPENSES(4) (%)
(expenses that are deducted from fund assets)
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Management fees                                                             0.30

Marketing (12b-1) fees                                                      none

Other expenses(5)                                                           0.52
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TOTAL ANNUAL FUND
OPERATING EXPENSES(5)                                                       0.82
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EXPENSE EXAMPLE

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

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                         1 yr.         3 yrs.         5 yrs.        10 yrs.
YOUR COST($)              84            262            455           1,014
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(1) The fund's index changed from the Lehman Brothers New York 1-15 Year Municipal Bond Index, a widely recognized, unmanaged index of New York general obligation and revenue bonds with maturities of 1-15 years, to the Lehman Brothers 1-16 Year Municipal Bond Index on 5/1/97 because this index provided a broader mix of municipal securities and was not concentrated in New York City bonds.

(2) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.

(3) The fund's fiscal year end is 3/31. For the period 1/1/98 through 6/30/98, the total return for the fund was 1.91% and the total return for the index was 2.50%.

(4) The fund has a master/feeder structure as described on page 9. This table is restated to show the current fee arrangements in effect as of August 1, 1998, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.

(5) AFTER REIMBURSEMENT, OTHER EXPENSES AND TOTAL OPERATING ARE 0.40% AND 0.70%, RESPECTIVELY. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                                  J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND  3

FIXED INCOME MANAGEMENT APPROACH
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J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND

The J.P. Morgan New York Total Return Bond Fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal).

The fund's investment philosophy, developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

-    want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-    want an investment that pays monthly dividends

- are seeking income that is exempt from federal, state, and local personal income taxes in New York

The fund is NOT designed for investors who:

-    are investing for aggressive long-term growth

-    require stability of principal

-    are investing through a tax-deferred account such as an IRA


J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $285 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.


4  FIXED INCOME MANAGEMENT APPROACH

FIXED INCOME INVESTMENT PROCESS


J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and may take positions in many different ones, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

SECTOR ALLOCATION The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC]
The fund invests across a range of different types of securities

SECURITY SELECTION Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

[GRAPHIC]


The fund makes its portfolio decisions as described earlier in this prospectus


DURATION MANAGEMENT Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

[GRAPHIC]
J.P. Morgan uses a disciplined process to control the fund's sensitivity to interest rates

YOUR INVESTMENT
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For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

- Determine the amount you are investing. The minimum amount for initial investments is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

- Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

-    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

     BY WIRE


-    Mail your completed application to the Shareholder Services Agent.


- Call the Shareholder Services Agent to obtain an account number and to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Ater placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     ROUTING NUMBER: 011-000-028
     CREDIT: J.P. Morgan Funds
     ACCOUNT NUMBER: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.


-    Mail the check with your completed application to the Transfer Agent.

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     BY WIRE

- Call the Shareholder Services Agent to place a purchase order. FUNDS THAT ARE WIRED WITHOUT A PURCHASE ORDER WILL BE RETURNED UNINVESTED.

- Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     BY CHECK

-    Make out a check for the investment amount payable to J.P. Morgan Funds.


- Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     BY EXCHANGE

-    Call the Shareholder Services Agent to effect an exchange.

6  YOUR INVESTMENT

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SELLING SHARES

     BY PHONE -- WIRE PAYMENT


- Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.


- Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     BY PHONE -- CHECK PAYMENT


- Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     IN WRITING


- Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.


-    Indicate whether you want the proceeds sent by check or by wire.


- Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.


-    Mail the letter to the Shareholder Services Agent.

     BY EXCHANGE


-    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

TELEPHONE ORDERS The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

EXCHANGES You may exchange shares in this fund for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


BUSINESS HOURS AND NAV CALCULATIONS The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes, but may be priced using fair value pricing when these methods are not readily available.

TIMING OF ORDERS Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.



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TRANSFER AGENT                               SHAREHOLDER SERVICES AGENT
STATE STREET BANK AND TRUST COMPANY          J.P. MORGAN FUNDS SERVICES
P.O. Box 8411                                522 Fifth Avenue
Boston, MA 02266-8411                        New York, NY 10036
Attention: J.P. Morgan Funds Services        1-800-521-5411

                                             REPRESENTATIVES ARE AVAILABLE 8:00
                                             A.M. TO 5:00 P.M. EASTERN TIME ON
                                             FUND BUSINESS DAYS.


                                                              YOUR INVESTMENT  7

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TIMING OF SETTLEMENTS When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

STATEMENTS AND REPORTS The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.


ACCOUNTS WITH BELOW-MINIMUM BALANCES If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS


In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

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TRANSACTION                             TAX STATUS
--------------------------------------------------------------------------------
Income dividends                        Exempt from federal, state, and
                                        New York City personal income
                                        taxes for New York residents
                                        only
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Short-term capital gains                Ordinary income
distributions
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Long-term capital gains                 Capital gains
distributions
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Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
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Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.


A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

8  YOUR INVESTMENT

FUND DETAILS
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MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when the master portfolio seeks a vote, the fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

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ADVISORY SERVICES                       0.30% of the master portfolio's
                                        average net assets
--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-advised
                                        portfolios, plus 0.04% of average net
                                        assets over $7 billion
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SHAREHOLDER SERVICES                    0.25% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

YEAR 2000

     Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund, do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent January 1, 2000 and after date-related problems from adversely impacting fund operations and shareholders.

                                                                 FUND DETAILS  9

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RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 2). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.



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 POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
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 MARKET CONDITIONS
 -    The fund's share price, yield, and     -    Bonds have generally outperformed      -    Under normal circumstances the fund
      total return will fluctuate in              money market investments over the           plans to remain fully invested in
      response to bond market movements           long term, with less risk than stocks       bonds and other fixed income
                                                                                              securities as noted in the table on
 -    The value of most bonds will fall      -    Most bonds will rise in value when          page 12
      when interest rates rise; the longer        interest rates fall
      a bond's maturity and the lower its                                                -    The fund seeks to limit risk and
      credit quality, the more its value     -    Asset-backed securities can offer           enhance total return or yields
      typically falls                             attractive returns                          through careful management, sector
                                                                                              allocation, individual securities
 -    Adverse market conditions may from                                                      selection, and duration management
      time to time cause the fund to take
      temporary defensive positions that                                                 -    During severe market downturns, the
      are inconsistent with its principal                                                     fund has the option of investing up
      investment strategies and may hinder                                                    to 100% of assets in investment-grade
      the fund from acheiving its                                                             short-term securities
      investment objective
                                                                                         -    J.P. Morgan monitors interest rate
 -    Asset-backed securities (securities                                                     trends, as well as geographic and
      representing an interest in, or                                                         demographic information related to
      secured by, a pool of assets such as                                                    asset-backed securities and
      receivables) could generate capital                                                     prepayments
      losses or periods of low yields if
      they are paid off substantially
      earlier or later than anticipated
-----------------------------------------------------------------------------------------------------------------------------------
 MANAGEMENT CHOICES
 -    The fund could underperform its        -    The fund could outperform its          -    J.P. Morgan focuses its active
      benchmark due to its sector,                benchmark due to these same choices         management on those areas where it
      securities, or duration choices                                                         believes its commitment to research
                                                                                              can most enhance returns and manage
                                                                                              risks in a consistent way
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 CREDIT QUALITY
 -    The default of an issuer would leave   -    Investment-grade bonds have a lower    -    The fund maintains its own policies
      the fund with unpaid interest or            risk of default                             for balancing credit quality against
      principal                                                                               potential yields and gains in light
                                             -    Junk bonds offer higher yields and          of its investment goals
 -    Junk bonds (those rated BB/Ba or            higher potential gains
      lower) have a higher risk of default,                                              -    J.P. Morgan develops its own ratings
      tend to be less liquid, and may be                                                      of unrated securities and makes a
      more difficult to value                                                                 credit quality determination for
                                                                                              unrated securities
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10  FUND DETAILS

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POTENTIAL  RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
 -    The fund could have difficulty         -    These holdings may offer more          -    The fund may not invest more than 15%
      valuing these holdings precisely            attractive yields or potential growth       of net assets in illiquid holdings
                                                  than comparable widely traded
 -    The fund could be unable to sell            securities                             -    To maintain adequate liquidity to
      these holdings at the time or price                                                     meet redemptions, the fund may hold
      desired                                                                                 investment-grade short-term
                                                                                              securities (including repurchase
                                                                                              agreements) and, for temporary or
                                                                                              extraordinary purposes, may borrow
                                                                                              from banks up to 33 1/3% of the value
                                                                                              of its assets
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WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
 -    When the fund buys securities before   -    The fund can take advantage of         -    The fund uses segregated accounts to
      issue or for delayed delivery, it           attractive transaction opportunities        offset leverage risk
      could be exposed to leverage risk if
      it does not use segregated accounts
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SHORT-TERM TRADING
 -    Increased trading would raise the      -    The fund could realize gains in a      -    The fund anticipates a portfolio
      fund's transaction costs                    short period of time                        turnover rate of approximately 75%

 -    Increased short-term capital gains     -    The fund could protect against losses  -    The fund generally avoids short-term
      distributions would raise                   if a bond is overvalued and its value       trading, except to take advantage of
      shareholders' income tax liability          later falls                                 attractive or unexpected
                                                                                              opportunities or to meet demands
                                                                                              generated by shareholder activity
-----------------------------------------------------------------------------------------------------------------------------------

The fund is also permitted to enter into futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that the fund will utilize them infrequently.


                                                                FUND DETAILS  11

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INVESTMENTS
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 This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk are listed (see below for definitions).

                                                                    /X/ Permitted
                                                                    / / Permitted, but not typically used


                                                                    PRINCIPAL TYPES OF RISK                        NEW YORK TOTAL
                                                                                                                   RETURN BOND FUND
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 ASSET-BACKED SECURITIES  Interests in a stream of payments from    credit, interest rate, market, prepayment             / /
 specific assets, such as auto or credit card receivables.

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 BANK OBLIGATIONS  Negotiable certificates of deposit, time         credit, liquidity                                     / /
 deposits and bankers' acceptances.
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 COMMERCIAL PAPER  Unsecured short term debt issued by banks or     credit, interest rate, liquidity, market              /X/
 corporations. These securities are usually discounted and are rated by S&P or Moody's.

------------------------------------------------------------------------------------------------------------------------------------
 PRIVATE PLACEMENTS  Bonds or other investments that are sold       credit, interest rate, liquidity, market,             /X/
 directly to an institutional investor.                             valuation
------------------------------------------------------------------------------------------------------------------------------------


 REPURCHASE AGREEMENTS  Contracts whereby the seller of a security  credit                                                / /
 agreesto repurchase the same security from the buyer on a
 particular date and at a specific price.

------------------------------------------------------------------------------------------------------------------------------------
 SYNTHETIC VARIABLE RATE INSTRUMENTS  Debt instruments whereby the  credit, interest rate, leverage,                      /X/
 issuer agrees to exchange one security for another in order to     liquidity,market
 change the maturity or quality of a security in the fund.
------------------------------------------------------------------------------------------------------------------------------------
 TAX EXEMPT MUNICIPAL SECURITIES  Securities, generally issued as   credit, interest rate, market, natural event,         /X/(1)
 general obligation and revenue bonds, whose interest is exempt     political
 from federal taxation and state and/or local taxes in the state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES  Debt instruments (Treasury bills,      interest rate                                         /X/
 notes, and bonds) guaranteed by the U.S. government for the timely payment of principal  and interest.
------------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES          credit, interest rate, liquidity, market,             /X/
 Securities  offering non-cash or delayed-cash payment. Their       valuation
 prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
------------------------------------------------------------------------------------------------------------------------------------


RISK RELATED TO CERTAIN SECURITIES HELD BY J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND:



CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk of a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)  At least 65% of assets must be in New York municipal securities.


12  FUND DETAILS

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FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the past four fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.


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PER-SHARE DATA      For fiscal periods ended March 31
--------------------------------------------------------------------------------------------------------
                                                           1995(1)       1996        1997        1998
NET ASSET VALUE, BEGINNING OF PERIOD ($)                    10.00       10.11       10.34       10.28
--------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ($)                               0.40        0.46        0.46        0.46
     Net realized and unrealized gain (loss)
     on investment ($)                                       0.11        0.26       (0.03)       0.40
--------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS ($)                         0.51        0.72        0.43        0.86
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
     Net investment income ($)                              (0.40)      (0.46)      (0.46)      (0.46)
     Net realized gain ($)                                     --       (0.03)      (0.03)      (0.06)
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ($)                                     (0.40)      (0.49)      (0.49)      (0.52)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)                          10.11       10.34       10.28       10.62
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                             5.26(2)     7.16        4.19        8.49
--------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($ thousands)                    38,137      50,523      56,198      85,161
--------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
EXPENSES (%)                                                 0.75(3)     0.75        0.75        0.71
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (%)                                    4.31(3)     4.43        4.44        4.33
--------------------------------------------------------------------------------------------------------
DECREASE REFLECTED IN EXPENSE RATIO DUE TO
EXPENSE REIMBURSEMENT (%)                                    0.22(3)     0.04        0.06        0.06
--------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on 4/11/94.
(2)  Not annualized.
(3)  Annualized.

                                                                FUND DETAILS  13

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.


Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. MORGAN NEW YORK TOTAL RETURN BOND FUND
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

TELEPHONE:  1-800-521-5411

HEARING IMPAIRED:  1-888-468-4015

EMAIL:  JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07340 and 033-54632.


J.P. MORGAN FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JP MORGAN
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS

ADVISOR                                           DISTRIBUTOR
Morgan Guaranty Trust Company of New York         Funds Distributor, Inc.
522 Fifth Avenue                                  60 State Street
New York, NY 10036                                Boston, MA 02109
1-800-521-5411                                    1-800-221-7930